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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2003

OAK TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-25298 (Commission File Number)	77-0161486 (I.R.S Employer Identification No.)

1390 Kifer Road
Sunnyvale, California 94086
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (408) 523-6500

(Former name or former address, if changed since last report.)

        This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements contained herein involve risks and uncertainties that could cause actual results to differ materially from those referred to in the forward-looking statements. Such risks include, but are not limited to, those associated with the reduction in expected net sales, the reduction in expected gross margin and the reduction in pro forma operating expenses. More information about Oak Technology, Inc. ("Oak" or "the Company") and these and other risks related to Oak is detailed in Oak's most recent annual report on Form 10-K for the fiscal year ended June 30, 2002 and subsequent quarterly reports on Form 10-Q as filed with the Securities and Exchange Commission. Oak does not undertake an obligation to update forward-looking statements.

Item 2. Acquisition or Disposition of Assets

        On April 3, 2003, Oak Technology, Inc., a Delaware corporation ("Oak" or the "Company"), completed the sale of certain optical storage assets to Sunplus Technology Co., Ltd. ("Sunplus"), a Taiwan-based publicly held, fabless integrated circuit design house focused on the consumer market.

        The sale was made pursuant to an Asset Purchase Agreement, dated as of February 5, 2003 (as amended, the "Asset Purchase Agreement") by and between Oak and Sunplus. In the transaction, Oak transferred its optical storage business and certain assets to Sunplus for approximately $30 million, comprised of $16 million in cash and the equivalent of $14 million in shares of Sunplus common stock to be issued by Sunplus. Sunplus shares are traded on the Taiwan Stock Exchange. Sunplus has deposited $14 million in cash into an escrow account in connection with its obligation to issue Sunplus common stock with a fair market value based on the average closing price for ten trading days ending two business days prior to the delivery of shares. The escrow account was established to (i) compensate Sunplus for any losses incurred in connection with the transaction and (ii) serve as a guaranty for Sunplus' obligation to issue shares to Oak. If necessary regulatory approval relating to the shares is not obtained by Sunplus within nine months of closing, Oak will receive the cash held in escrow in lieu of Sunplus common stock.

        Oak will also become a minority investor in Sunext Technology Co., Ltd., a new company created by Sunplus. The consideration was determined as a result of arms-length negotiations between the parties. At closing, Oak and Sunplus also entered into a number of ancillary agreements, including a license agreement relating to the use by Sunplus of certain Oak patents.

        The summary of the transaction described above is qualified by reference to the Asset Purchase Agreement incorporated herein by reference and the First Amendment to Asset Purchase Agreement and the press release dated April 4, 2003 announcing the closing of the transaction, each of which is attached as an exhibit hereto.

Item 7. Financial Statements and Exhibits

  (b)
  Financial Statements of Businesses Acquired.

    Not applicable.

  (b)
  Pro Forma Financial Information.

        The following unaudited pro forma condensed combined consolidated balance sheet assumes that the sale of the Optical Storage business had occurred on December 31, 2002. The following unaudited pro forma condensed consolidated statements of operations for the six-month period ended December 31, 2002 and fiscal years ended June 30, 2002 assume that the sale occurred on July 1, 2001. In addition, the pro forma condensed consolidated statement of operations for the six-month period ended December 31, 2002 and the fiscal year ended June 30, 2002 assume the purchase of TeraLogic, Inc. had occurred on July 1, 2001.

        The pro forma financial information is presented for illustrative purposes only and does not purport to be indicative of the operating results or financial position that would have occurred had the sale been effected for the periods indicated nor is it indicative of the future operating results or financial position of the Company.

        The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Form 8-K.

OAK TECHNOLOGY, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED CONSOLIDATED BALANCE SHEETS

AT DECEMBER 31, 2002

(in thousands, except share and per share data)

(Unaudited)

	As Reported	Pro Forma Sale of Optical Storage Group		Pro Forma Amounts
ASSETS
Current assets:
Cash and cash equivalents	$15,990	$16,000	(2a)	$27,687
		(3,000)	(2b)
		(1,303)	(2h)
Short-term investments	64,394	—		64,394
Accounts receivable, net	10,485	—		10,485
Inventories	3,883	(1,649)	(2c)	2,234
Prepaid expenses and other current assets	5,583	14,000	(2a)	20,886
		1,303	(2h)

Total current assets	100,335	25,351		125,686
Property and equipment, net	23,100	(2,700)	(2c)	20,400
Intangible assets, net	33,476	—		33,476
Goodwill	27,084	(1,624)	(2d)	25,460
Other assets	1,466	3,000	(2b)	4,466

Total assets	$185,461	$24,027		$209,488

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$8,688	$—		$8,688
Accrued expenses	25,981	325	(2e)	26,306
Deferred revenue	5,105	—		5,105

Total current liabilities	39,774	325		40,099
Other long-term liabilities	5,070	—		5,070

Total liabilities	44,844	325		45,169

Stockholders' equity:
Common stock	61	—		61
Additional paid-in capital	251,576	—		251,576
Treasury stock	(24,902)	—		(24,902)
Accumulated other comprehensive income	899	—		899
Deferred stock compensation	(1,976)	—		(1,976)
Accumulated deficit	(85,041)	23,702	(2f)	(61,339)

Total stockholders' equity	140,617	23,702		164,319

Total liabilities and stockholders' equity	$185,461	$24,027		$209,488

See accompanying notes to consolidated financial statements.

OAK TECHNOLOGY, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2002

(in thousands, except per share data)

(Unaudited)

	As Reported	Pro Forma Acquisition of TeraLogic		Pro Forma Sale of Optical Storage Group		Pro Forma Amounts
Revenues:
Product revenues	$42,157	5,679	(3a)	$(27,519)	(2g)	$20,317
Software and other revenues	16,452	356	(3a)	(1,811)	(2g)	14,997

Total revenues	58,609	6,035		(29,330)		35,314

Cost of revenues and operating expenses:
Cost of product revenues	20,819	3,406	(3a)	(15,257)	(2g)	8,968
Cost of software and other revenues	3,832	—		(635)	(2g)	3,197
Research and development expenses	30,681	6,568	(3a)	(12,928)	(2g)	24,321
Selling, general and administrative expenses	18,192	3,710	(3a)	(3,752)	(2g)	18,150
Amortization of intangibles	4,510	2,017	(3b)	(229)	(2g)	6,298
Restructuring charge	3,161	—		(1,990)	(2g)	1,171
In process research and development	6,960	—		—		6,960
Deferred compensation	794	165	(3c)	—		959

Operating loss	(30,340)	(9,831)		5,461		(34,710)
Non-operating income, net	2,921	(485)	(3a)	—		1,753
		(683)	(3d)

Loss before income taxes	(27,419)	(10,999)		5,461		(32,957)
Income taxes	1,211	66	(3a)	—		1,277

Net loss	$(28,630)	$(11,065)		$5,461		$(34,234)

Net loss per share—basic and diluted	$(0.51)					$(0.61)

Weighted average shares used in computing basic and diluted net loss per share	55,857					55,857

See accompanying notes to consolidated financial statements.

OAK TECHNOLOGY, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2002

(in thousands, except per share data)

(Unaudited)

	As Reported	Pro Forma Acquisition of TeraLogic		Pro Forma Sale of Optical Storage Group		Pro Forma Amounts
Revenues:
Product revenues	$115,638	$10,362	(3a)	$(97,580)	(2g)	$28,420
Software and other revenues	30,995	2,162	(3a)	(1,163)	(2g)	31,994

Total revenues	146,633	12,524		(98,743)		60,414
Cost of revenues and operating expenses:
Cost of product revenues	71,252	7,003	(3a)	(62,956)	(2g)	15,299
Cost of software and other revenues	4,710	—	(3a)	(326)	(2g)	4,384
Research and development expenses	53,207	16,877	(3a)	(25,023)	(2g)	45,061
Selling, general, and administrative expenses	31,543	7,501	(3a)	(9,775)	(2g)	29,269
Amortization of intangibles	12,566	6,050	(3b)	(457)	(2g)	18,159
Restructuring charges	3,213	—		(2,177)	(2g)	1,036
Deferred compensation	—	494	(3c)	—		494

Operating loss	(29,858)	(25,401)		1,971		(53,288)
Impairment loss	(1,581)	—		—		(1,581)
Other non-operating income, net	6,619	101	(3a)	—		4,672
		(2,048)	(3d)

Loss before income taxes	(24,820)	(27,348)		1,971		(50,197)
Income tax expense	2,130	84	(3a)	—		2,214

Net loss	$(26,950)	$(27,432)		$1,971		$(52,411)

Net loss per share—basic and diluted	$(0.49)					$(0.95)

Weighted average shares used in computing basic and diluted net loss per share	55,254					55,254

See accompanying notes to consolidated financial statements.

OAK TECHNOLOGY, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

        1.    On April 3, 2003, pursuant to the definitive agreement signed by Sunplus and Oak, Oak transferred its Optical Storage business and certain assets to Sunplus in return for approximately $30 million comprised of $16 million in cash payable on the transaction date and $14 million in shares of Sunplus common stock. Sunplus shares are traded on the Taiwan Stock Exchange. In addition, Oak and Sunplus entered into a number of ancillary agreements, including a license agreement relating to the use by Sunplus of certain Oak patents. In conjunction with the transaction, Oak will make a minority investment of approximately $3 million, or 10%, in a new private company created by Sunplus, Sunext Technology Co., Ltd. ("Sunext"). Sunext will focus on chip development for digital video disc and compact disc drives and players using assets acquired from Oak by Sunplus. Sunext is based in Taiwan.

        A summary of the transaction is as follows (in thousands):

Cash due from Sunplus	$16,000
Stock due from Sunplus	14,000
Less: Net assets transferred	(4,349)
Estimated transaction expenses	(325)
Allocated Optical Storage goodwill	(1,624)

Estimated net gain on sale	$23,702

        Transaction expenses primarily include expected costs of $325,000 related to legal and accounting costs.

        Allocated Optical Storage Group goodwill represents the pro rata portion of goodwill included in the Optical Storage Group operating segment associated with the sale to Sunplus. The amount of goodwill included in the disposition is based on the estimated relative fair values of the business sold to Sunplus and the remaining portion of the Optical Storage Group that has been retained. The fair value of the portion of the retained Optical Storage Group has been determined upon preliminary management estimates that may be subject to change based upon finalization of a fair value evaluation.

        Oak currently estimates that it will not pay income taxes as a result of the sale of the Optical Storage group due to current year operating losses.

        2.    The following pro forma adjustments have been prepared to reflect the following adjustments related to the Optical Storage Group:

  a.
  Oak transferred its optical storage business and certain assets to Sunplus for approximately $30 million, comprised of $16 million in cash and the equivalent of $14 million in shares of Sunplus common stock to be issued by Sunplus.

  b.
  In conjunction with the transaction, Oak will also become a minority investor in Sunext Technology Co., Ltd., a new company created by Sunplus. The consideration of $3 million to be paid by Oak was determined as a result of arms-length negotiations between the parties.

  c.
  As part of the transaction, Oak transferred certain Optical Storage assets to Sunplus including fixed assets with a net book value of approximately $2.7 million and Optical Storage inventory with a net book value of approximately $1.6 million. These values are based as of December 31, 2002, the pro forma balance sheet date.

  d.
  The pro forma condensed balance sheet reflects the write-down of goodwill attributable to the Optical Storage Group of $1.6 million.

  e.
  Transaction expenses primarily include expected costs of $325,000 related to legal and accounting costs.

  f.
  The estimated gain on the transaction included in the pro forma condensed consolidated balance sheet assumes the sale of the Optical Storage group had been consummated on December 31, 2002.

  g.
  The pro forma condensed statements of operations for the fiscal year ended June 30, 2002, and for the six-month period ended December 31, 2002 assumes the sale of the Optical Storage group had been consummated on July 1, 2001. No adjustment has been made for interest that may have been received on the cash proceeds. The Company will no longer have product revenues attributable to Optical Storage products following the close of the sale of the Optical Storage business. The pro forma condensed statements of operations have been adjusted to eliminate the net revenues and expenses which the Company believes (i) are directly attributable to the Optical Storage product lines and (ii) will not continue after the completion of the sale of the Optical Storage.

  h.
  Represents Taiwanese withholding tax related to the payment received by Oak. The Company is in the process of filing an exemption for the return of the withholding tax.

        3.    On October 25, 2002, Oak concluded the acquisition of TeraLogic pursuant to an acquisition agreement entered into on October 7, 2002. The acquisition is comprised of a cash payment of approximately $38 million, the repayment of a debt obligation of approximately $5 million, the assumption of approximately $4 million of TeraLogic's debt and obligations by Oak. In addition, Oak reserved 2.3 million shares of the Company's common stock for future issuance to the employees of TeraLogic pursuant to options granted to them upon closing the transaction. The transaction is accounted for under SFAS No. 141, "Business Combinations," using the purchase method of accounting.

        The unaudited pro forma combined statements of operations for the year ended June 30, 2002 and for the six-month period ended December 31, 2002 give effect to the acquisition as if it had occurred on July 1, 2001. The unaudited pro forma combined statement of operations for the twelve months ended June 30, 2002 combines the results of operations of Oak for the fiscal year ended June 30, 2002 and TeraLogic for the twelve-month period ended June 30, 2002. The unaudited pro forma combined statement of operations for the six-month period ended December 31, 2002 combines the results of operations of Oak for the six-month period ended December 31, 2002 and TeraLogic for the period between July 1, 2002 and October 24, 2002 which represents the period prior to the acquisition not included in Oak's six-month period ended December 31, 2002. No adjustment was required for the balance sheet at December 31, 2002 as the acquisition of TeraLogic was completed on October 25, 2002 and is included in the balance sheet at December 31, 2002. The pro forma consolidated condensed financial statements should be read in conjunction with the unaudited condensed consolidated financial statements and notes thereto included in the Company's quarterly report on Form 10-Q for the quarter ended December 31, 2002 and in conjunction with the Company's Current Report on Form 8-K/A, dated October 25, 2002 and filed with the Securities and Exchange Commission on February 13, 2003. The following pro forma adjustments have been prepared to reflect the following adjustments related to the acquisition of TeraLogic, Inc.:

  a.
  To record the historical TeraLogic statements of operations for the fiscal year ended June 30, 2002, and for the period July 1, 2002 to October 24, 2002 which represents the period prior to the acquisition not included in Oak's reported financial information for the six-month period ended December 31, 2002.

  b.
  To record the amortization of intangibles resulting from the acquisition of TeraLogic on a straight-line basis for the fiscal year ended June 30, 2002 and for the period July 1, 2002 to

    October 24, 2002 which represents the period prior to the acquisition not included in Oak's reported financial information for the six-month period ended December 31, 2002.

  c.
  To record the amortization of deferred compensation resulting from the acquisition of TeraLogic for the fiscal year ended June 30, 2002 and for the period July 1, 2002 to October 24, 2002 which represents the period prior to the acquisition not included in Oak's reported financial information for the six-month period ended December 31, 2002.

  d.
  To reduce estimated interest income for the fiscal year ended June 30, 2002 and for the period July 1, 2002 to October 24, 2002 which represents the period prior to the acquisition not included in Oak's reported financial information for the six-month period ended December 31, 2002. This reflects the estimated interest income that would not have been earned had the acquisition of TeraLogic occurred on July 1, 2001.

  (c)
  Exhibits

        The following exhibits are filed herewith:

Exhibit Number	Description
2.1
Asset Purchase Agreement dated as of February 5, 2003, by and between Oak Technology, Inc., and Sunplus Technology Co., Ltd. (Incorporated by reference to Exhibit 2.1 filed with Oak's Form 8-K (SEC File No. 000-25298) on February 20, 2003).
2.2	First Amendment to Asset Purchase Agreement, dated as of April 3, 2003, by and between Oak Technology, Inc., and Sunplus Technology Co., Ltd.
99.1	Press Release of the Company, dated April 4, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2003	OAK TECHNOLOGY, INC.
	By:	/s/ YOUNG K. SOHN Young K. Sohn Chairman of the Board of Directors, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1
Asset Purchase Agreement dated as of February 5, 2003, by and between Oak Technology, Inc., and Sunplus Technology Co., Ltd. (Incorporated by reference to Exhibit 2.1 filed with Oak's Form 8-K (SEC File No. 000-25298) on February 20, 2003).
2.2	First Amendment to Asset Purchase Agreement, dated as of April 3, 2003, by and between Oak Technology, Inc., and Sunplus Technology Co., Ltd.
99.1	Press Release of the Company, dated April 4, 2003.

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Item 2. Acquisition or Disposition of Assets
Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX